TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN:

GREETING: KNOW YE, That GEM SINGAPORE PTE, LTD, for and in consideration of the sum of ONE and 00/100ths Dollars ($1.00), lawful money of the United States of America to it in hand paid by BIO-PRESERVE INTERNATIONAL CORPORATION, the receipt whereof is hereby acknowledged, has remised, released and forever discharged BIO-PRESERVE INTERNATIONAL CORPORATION, and by these presents does for its heirs, executors and administrators, remise, release and forever discharge, its heirs and assigns, of and from all, and all manner of action and actions, causes of action, suits, debts, dues, sums of money, accounts, reckoning, bonds bills specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgment, extents, executions, claims and demands whatsoever, in law or in equity, which against the said BIO-PRESERVE INTERNATIONAL CORPORATION it ever had, now has or which its heirs, executors or administrators, hereafter can, shall or may have from the beginning of the world to the day of the date of these presents specifically arising out of the facts and circumstances which were the subject of a Convertible Debenture and Warrant Purchase Agreement dated April 6, 1999 between BIO-PRESERVE INTERNATIONAL CORPORATION and GEM SINGAPORE PTE, LTD.

This release may not be amended orally and any such amendment hereto must be in a writing signed by both parties hereto.

IN WITNESS WHEREOF, I have hereunto set may hand and seal the 15 day of November, 2000.

/s/ Pierce Loughran

By: Pierce Loughran

Title: Authorized Signatory

on behalf of GEM SINGAPORE PTE, LTD,

In London, England) ss.:

On this 29 day of November, 2000, before me, the subscriber, personally appeared Pierce Loughran, to me personally known who acknowledged to me that he is an Authorized Signatory on behalf of GEM SINGAPORE PTE, LTD, and who executed the within Instrument, and he acknowledged to me that he executed the same.

/s/ James Milligan

Notary Public

James Kerr Milligan

Notary Public of London, England

My commission expires with life

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN:

GREETING: KNOW YE, That BIO-PRESERVE INTERNATIONAL CORPORATION, for and in consideration of the sum of ONE and 00/100ths Dollars ($1.00), lawful money of the United States of America to it in hand paid by GEM SINGAPORE PTE, LTD, the receipt whereof is hereby acknowledged, has remised, released and forever discharged, and by these presents does for its agents, successors and/or assigns, remise, release and forever discharge the said GEM SINGAPORE PTE, LTD, its agents, successors and/or assigns, of and from all, and all manner of action and actions, causes of action, suits, debts, dues, sums of money, accounts, reckoning, bonds bills specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgment, extents, executions, claims and demands whatsoever, in law or in equity, which against the said GEM SINGAPORE PTE, LTD. ever had, now has or which its agents, successors and/or assigns hereafter can, shall or may have from the beginning of the world to the day of the date of these presents arising out of the facts and circumstances which were the subject of a Convertible Debenture and Warrant Purchase Agreement on or about April 6, 1999 a Convertible Debenture and Warrant Purchase Agreement dated April 6, 1999 between BIO-PRESERVE INTERNATIONAL CORPORATION and GEM SINGAPORE PTE, LTD.

This release may not be amended orally and any such amendment hereto must be in a writing signed by both parties hereto.

IN WITNESS WHEREOF, I have hereunto set may hand and seal the 15th day of November, 2000.

By: /s/ Fereydoon Sadri

Title: President

on behalf of BIO-PRESERVE INTERNATIONAL CORPORATION

STATE OF WASHINGTON ) SS

On this 21th day of November, 2000 before me, the subscriber, personally appeared Fereydoon Sadri, to me personally known and known to me to be authorized by the Bio-Preserve International Corporation to execute this document on its behalf, the same person described in and who executed the within Instrument, and he/it acknowledged to me that he/it executed the same.

/s/ Melanie L Bedard

Notary Public